Exhibit 10.30

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Agreement”) dated as of December 14, 2016 (the “Effective Date”) is entered into among Veracyte, Inc., a Delaware corporation (the “Borrower”), the Guarantors, the Lenders party hereto and VISIUM HEALTHCARE PARTNERS, LP, a Delaware limited partnership, as Administrative Agent. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the Guarantors, the Lenders and the Administrative Agent have entered into that certain Credit Agreement dated as of March 25, 2016 (as amended or modified from time to time, the “Credit Agreement”); and

WHEREAS, the Loan Parties and the Lenders desire to amend the Credit Agreement to modify certain provisions thereof;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    Amendments.

(a)    Section 8.03(e) of the Credit Agreement is hereby amended by replacing the text “$500,000” with the text “$5,000,000”.

(b)    Section 8.18 of the Credit Agreement is hereby amended by (i) deleting the word “and” immediately prior to clause (vi) thereof and replacing it with a “,” and (ii) inserting the following text at the beginning of clause (vi) thereof:

“other deposit and securities accounts, so long as at any time the aggregate balance in all such accounts does not exceed $1,000,000; provided, that a Qualifying Control Agreement with respect to such account is delivered by the Loan Parties to the Administrative Agent within ninety (90) days of such account opening, and (vii)”

2.    Conditions Precedent. This Agreement shall be effective upon satisfaction of the following conditions precedent:

(a)    receipt by the Administrative Agent of counterparts of this Agreement duly executed by the Loan Parties, the Required Lenders and the Administrative Agent;

(b)    receipt by Moore & Van Allen PLLC, counsel to the Administrative Agent, of its fees and expenses incurred in connection with this Agreement.

3.    Miscellaneous.

(a)    The Credit Agreement and the obligations of the Loan Parties thereunder and under the other Loan Documents, except as expressly modified by this Agreement, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

(b)    The Loan Parties hereby represent and warrant as follows:

(i)    Each Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Agreement.

(ii)    This Agreement has been duly executed and delivered by such Loan Party and constitutes such Loan Party’s legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(iii)    No consent, approval, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by any Loan Party of this Agreement.

(c)    The Loan Parties represent and warrant to the Lenders that after giving effect to this Agreement (i) the representations and warranties of the Loan Parties set forth in Article VI of the Credit Agreement and in each other Loan Document are true and correct in all respects as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.

(d)    Each of the Loan Parties hereby affirms the Liens created and granted in the Loan Documents in favor of the Administrative Agent, for the benefit of the Secured Parties, and agrees that this Agreement does not adversely affect or impair such liens and security interests in any manner.

(e)    This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by telecopy or electronic mail shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(f)    THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

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Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

BORROWER:	VERACYTE, INC.,:
a Delaware corporation

	By:	/s/ Bonnie Anderson
	Name:	Bonnie Anderson
	Title	President and CEO

Veracyte, Inc.
First Amendment to Credit Agreement

ADMINISTRATIVE	VISIUM HEALTHCARE PARTNERS, LP,
AGENT:	a Delaware limited partnership

	By:	VISIUM HEALTHCARE ADVISORS, LP,
its General Partner

		By:	JG Asset II, LLC,
its General Partner

			By:	/s/ Mark Gottlieb
			Name:	Mark Gottlieb
			Title	Authorized Signatory

Veracyte, Inc.
First Amendment to Credit Agreement

LENDERS:	VISIUM HEALTHCARE PARTNERS, LP,
a Delaware limited partnership

	By:	VISIUM HEALTHCARE ADVISORS, LP,
its General Partner

		By:	JG Asset II, LLC,
its General Partner

			By:	/s/ Mark Gottlieb
			Name:	Mark Gottlieb
			Title	Authorized Signatory

VISIUM HEALTHCARE ADVISORS (CAYMAN MASTER)
FUNDS, LP

	By:	VISIUM HEALTHCARE ADVISORS, LP,
its General Partner

		By:	JG Asset II, LLC,
its General Partner

			By:	/s/ Mark Gottlieb
			Name:	Mark Gottlieb
			Title	Authorized Signatory

Veracyte, Inc.
First Amendment to Credit Agreement